Related Party Transactions	9 Months Ended
Sep. 30, 2012
Related Party Transactions

13. RELATED PARTIY TRANSACTIONS

Amounts due from related parties mainly represent unsecured loans provided by the Company to an equity investee, of which RMB302,524 (US$48,136) relates to loans with a right of conversion to the equity investee’s equity securities at the option of the Company. As the equity investee is a non-public entity, the conversion feature does not satisfy the net settlement criterion and is not bifurcated in accordance with ASC topic 815-10, Derivatives and Hedging: Overall.

Amounts due to related parties represent unsecured and interest-free loans provided by an equity investee to the Company.